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EXHIBIT 32.1

 CERTIFICATION REQUIRED BY 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), the undersigned hereby certify that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

      TELECOMUNICACIONES DE PUERTO RICO, INC.

                                          By: /s/ Cristina M. Lambert
                                             ----------------------------------
                                            Name:  Cristina M. Lambert
                                            Title: Chief Executive Officer
                                            Date:  August 16, 2004

                                          By: /s/ Adail Ortiz
                                             ----------------------------------
                                            Name:  Adail Ortiz
                                            Title: Chief Financial Officer
                                            Date:  August 16, 2004